UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 2, 2006



                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                              000-28167                52-2126573
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(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)


600 Telephone Ave, Anchorage, Alaska                                       99503
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code          907-297-3000
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On February 2, 2006, Alaska Communications Systems Group, Inc. ("ACS") announced it expects to receive $7.6 million in cash from the liquidation of the Rural Telephone Bank (RTB). ACS expects to receive the funds in mid-2006. The information relating to the RTB liquidation is in the press release attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, ACS announced on February 2, 2006 that its subsidiary Alaska Communications Systems Holdings, Inc. ("ACSH") repurchased $8.0 million principal amount of its existing 9 7/8% senior unsecured notes due 2011 (CUSIP No. 011679AF4), at a weighted average price of $1,096.75 per senior note. The information relating to the repurchase of ACSH's senior notes is in the press release attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 9.01       Financial Statements and Exhibits

Exhibit No.             Description
-----------             -----------

Exhibit 99.1 Alaska Communications Systems Group, Inc. Press Release dated February 2, 2006






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 2, 2006                 Alaska Communications Systems Group, Inc.

                                       /s/ David Wilson
                                       -----------------------------------------
                                       David Wilson,
                                       Senior Vice President and
                                       Chief Financial Officer